Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SS. 1350 ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K (the "Report") of Time Associates, Inc. (the "Company"), for the for the fiscal year ended June 30, 2010 as filed with the Securities and Exchange Commission on the date hereof, I, William D. Lindberg, Treasurer/Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1.       The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2.       The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: September 28, 2010

     /s/ William D. Lindberg
Treasurer/Chief Financial Officer